UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 12, 2008

DAYBREAK OIL AND GAS, INC.
(Exact Name of Registrant as Specified in its Charter)

Washington	000-50107	91-0626366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 W. Main Ave., Suite 1012 Spokane, WA	99201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (509) 232-7674

N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On June 16, 2008, Daybreak Oil and Gas, Inc. (“Daybreak”), issued a press release announcing that it had signed the final closing documents of its previously announced sale of its interests in the Tensas River Farms Project in Tensas and Franklin Parishes, Louisiana on Thursday, June 12, 2008. The sale includes Daybreak’s interests in the Tensas Farms A-1, B-1, F-1, F-2 and F-3 wells, and all of its remaining acreage and infrastructure in the project area.

At this closing, Daybreak received $5,500,000 in exchange for the balance of its interests, having previously received a total of $2,500,000 from partial closings in January and April of this year.

A copy of the press release announcing the closing of the sale of property interests located in Tensas and Franklin Parishes, Louisiana is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits:

    99.1    Press Release dated June 16, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAYBREAK OIL AND GAS, INC.

By:	/s/ James F. Westmoreland
James F. Westmoreland, Chief Financial Officer

Date:	June 17, 2008

Exhibits

    99.1     Press Release dated June 16, 2008